Exhibit 99.1

Our Innovation Moves the World (r)

Cautionary Statement This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on key management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, export sales and new markets, acceptance of new technology and products, government regulation, and continuity of access to capital. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

1999 Domestic Freight Transportation Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Truck 0.82 27.4 90 20.4 Rail 0.07 Air 0.05 Water 0.04 Pipeline 0.02 Truck 82% Rail 7% Air 5% Water 4% Pipeline 2% $562 Billion Data Source: Eno Transportation Foundation

Industry Status

Truck Transportation Status 2000-2001 Insurance cost increases Fuel cost spikes, high fuel costs relative to historical averages Declining asset values Limited Capital Economic recession - U.S. industrial output declines, significant ton-mile decreases "THE PERFECT STORM"

Freight Tonnage Data Source: American Trucking Association, Inc. Data Source: American Trucking Association, Inc.

Trailer Industry Status 2001 Shipments down 48% vs. 2000 Sharpest decline in industry history Further industry consolidation Trailmobile, Dorsey, Monon (?) bankruptcies Great Dane - Strick capacity acquisition Wabash - Ft. Madison, IA and Scott Co., TN Closures Q-1-02 build annualized at 88,000 units, down 37% from 2001

Tractor/Trailer Backlogs 1990-2001 1990-2001 1990-2001 Source: A.C.T. Research. Van trailers include dry van and reefers.

Trailer-to-Tractor Order Rates 1991-2001 Source: A.C.T. Research. Figures are monthly. Trailers include all types of trailers and containers, while trucks are Class 8 HDD. This ratio is trailer and container orders to Class 8 net truck orders.

U.S. Trailer Industry Shipments 1991 - 2006 Data Source: ACT Publications 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 - F 2003 - F 2004 - F 2005 - F 2006 - F Total Trailers 179000 173000 164000 161000 161000 147677 120156 162881 185304 233189 279242 202952 235517 285230 318788 275223 140100 121100 176600 239000 245500 248800 Units

Business Model

Wabash National Business Model Strong Core Customers Proprietary Products Retail & Distribution Network

Truckload Market Consolidation 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.99 27.4 90 20.4 Top Ten Carriers 0.01 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.89 27.4 90 20.4 Top Ten Carriers 0.11 Other - 99% Top-10 Carriers - 1% 1980 2000 Other - 89% Top-10 Carriers - 11% Data Source: Eno Transportation Foundation

(r) PARTNERS

Patented Proprietary Products DuraPlate(r) Trailer DuraPlate(r) Domestic Container RoadRailer(r) System Smart Trailer(tm) Systems

DuraPlate(r) Trailer Production 1997 1998 1999 2000 2001 East 7288 17983 36649 36755 24782 West 15.1 29.5 52.5 55.5 78.2 In Units Percentage %

1996 Truck Transportation Market $230 Billion Source: Cass Information Systems, excludes local market. Wabash National excludes leasing and intermodal. 1997 Private Fleet 0.52 Full Truckload Carriers 0.3 Less than Truck 0.08 Package Carriers 0.1 Less-than-truckload Cariers (LTL) 0.09 Private Fleet (9.4%) Full Truckload Carriers (58.3%) Package Carriers (2.7%) Less Than Truckload (LTL) (14.9%)

Retail & Distribution Strategy Combines largest retail network with largest fleet business Most recognized product brand names Higher margin opportunities (parts, service) Used trailer remarketing capacity Lease, rental, finance operations 2001 expansion - 10 Canadian Locations

Historical Retail Gross Margins New Trailer Used Trailer Aftermarket Parts Service Rental Corporate Retail Margin 0.082 0.043 0.211 0.603 0.613 0.09 Factory Margin 0.1 0.06

Retail Locations Retail Locations

Financial Summary

5 Year Revenues 1997 1998 1999 2000 2001 Revenues 846 1292 1455 1332 863 (in millions) $846 $1,292 $1,455 $1,332 $863

5 Year Earnings 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 0.13 1.895 1.312 3.555 4.269 4.809 6.789 8.931 15.555 23.925 25.407 3.638 15.214 26.071 38.8 -6.7 -234 (in millions) $15.2 $26.0 $38.8 ($6.7) ($234.1)

2001 Supplemental Items Pre-tax loss before charges ($ 275,025) Supplemental Items Used trailer market value adjustments / losses $ 88,000 Scott County / Ft. Madison Mfg. Operations $ 40,500 Rental fleet $ 34,000 Deferred tax asset $ 15,000 Accounts receivable / Lease contingencies $ 12,500 Warranty reserves $ 7,000 Other restructuring charges $ 6,600 New trailer market value adjustment $ 3,900 Other $ 2,000 Total of supplemental items $ 209,500

Performance Initiatives Normalized Used Trailer Inventories Rationalized Manufacturing Capacity Reduced Manufacturing Costs Divested International Operations Restructured Debt Increased Liquidity Maintained Shareholder Value

Used Trailer Inventory Wabash National Corporation Used Trailer Inventory

Used Trailer Sales History

WNC 1st Quarter Results ($ in Millions) Revenues 33% Decline 2001 2002 East -17.7 -14.6 2001 2002 East 242 162 Net Loss 17% Improvement $ $

Current WNC Capital Structure $125MM Revolver and & 72MM of senior notes refinanced into term loan maturing March 30, 2004 Remaining $120MM of senior notes maturing between 2004 and 2008 remain in place $$110MM A/R Securitization (On B/S) $75MM Synthetic Lease (On B/S)

Wabash National Corporation Liquidity Liquidity Liquidity

5 Year Capital Expenditures 1997 1998 1999 2000 2001 20.1 31 68.1 60.3 5.5 (in millions) $20.1 $31.0 $68.1 $60.3 $5.5

Mission Bill Greubel President & CEO

Initial Observations Brand, Technology & Market Leadership Entrepreneurial Business Structural Challenges Leadership & Skill-Set Issues Common Focus Resilient Motivated Work Force Strong Foundation To Build On As Cycle Is Poised For Recovery

Wabash National Business Objectives Hit the Numbers Operational Excellence Focus On The Customer Grow The Business Keep it Simple Focus on the Critical Few Get Every One Actively Engaged Execute!

Near Term Goals Build Leadership Team Focus On Controllables Cash Optimization Process and Cost Improvement (CI) Asset Sales Trade-In Policy SG&A Optimization Integrate and Optimize NATC Create Lean Manufacturing Capability Get Our House In Order Optimize Profitability As Cycle Turns

Closing Remarks Business On The Mend Mindful of Timing & Covenant Challenges Focus On Critical Issues Will Start Showing Incremental Improvement In Q3 Goal for Shareholders: Constant Quarterly Improvement Cash Productivity Top & Bottom Line Growth

Our Innovation Moves the World Wabash National Trucks